Exhibit 10.1

EXECUTION VERSION

SUPPLEMENTAL INDENTURE NO. 3
(Golub Capital BDC 2010-1 LLC)

THIS SUPPLEMENTAL INDENTURE NO. 3 (this “Third Supplemental Indenture”), dated as of October 20, 2016, is entered into in connection with that certain Indenture, dated as of July 16, 2010, supplemented on February 15, 2013 and on June 25, 2015 (as further amended, supplemented, restated or replaced from time to time, the “Indenture”), by and between GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (herein, together with its permitted successors in the trusts hereunder, called the “Trustee”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Indenture.

R E C I T A L S

WHEREAS, the above-named parties have entered into the Indenture pursuant to which the existing Class A Notes (the “Existing Class A Notes”) and the existing Class B Notes (the “Existing Class B Notes”) were issued;

WHEREAS, pursuant to and in accordance with Section 8.2 of the Indenture, the Issuer desires to refinance the Existing Class A Notes in certain respects and refinance the Existing Class B Notes in certain respects as provided herein;

WHEREAS, the parties hereto desire to amend Article IX in certain respects to enable a redemption by refinancing of the Existing Class A Notes and the Existing Class B Notes;

WHEREAS, pursuant to and in accordance with Section 9.2 of the Indenture, as amended hereby, the Issuer desires to refinance the Existing Class A Notes and the Existing Class B Notes by redeeming such Existing Class A Notes and Existing Class B Notes and issuing replacement Class A-Refi Notes in a principal amount greater than the Existing Class A Notes (the “Class A-Refi Notes”) and replacement Class B-Refi Notes in a principal amount less than the Existing Class B Notes (the “Class B-Refi Notes”) pursuant to this Third Supplemental Indenture;

WHEREAS, Section 2.13 of the Indenture provides that any additional issuance of any Class of Secured Notes shall require the consent of a Majority of each Class of Secured Notes and a Majority of Subordinated Notes and may only be effected in accordance with Section 8.2 of this Indenture;

WHEREAS, all of the Holders of the Secured Notes and Subordinated Notes are consenting to a new issuance of Class A-Refi Notes and Class B-Refi Notes and each such issuance is being effected pursuant to and in accordance with Section 8.2 of the Indenture, as amended hereby;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. additional issuance of class a-Refi notes.

(a)                The Existing Class A Notes (with a principal amount of $203,000,000) are hereby being redeemed pursuant to an Optional Redemption by Refinancing, as set forth in Article IX of the Indenture (as supplemented hereby). The Issuer hereby issues $205,000,000 of refinancing Class A-Refi Notes (which includes an incremental increase in the principal amount of $2,000,000 (the “Additional Class A-Refi Note Amount”) above the Existing Class A Notes), the proceeds of which will constitute the “Class A Redemption Proceeds”. The Issuer hereby directs the Trustee to use the Class A Redemption Proceeds to redeem all of the Existing Class A Notes.

(b)               The Class A-Refi Notes shall be in the form set forth as Exhibit A hereto.

(c)                The Class A-Refi Notes shall have a principal amount of $205,000,000 but shall otherwise be subject to the same terms and conditions as the Existing Class A Notes (as such terms and conditions are modified herein), and all references in the Indenture to the Class A Notes shall apply mutatis mutandis to the Class A-Refi Notes. The Class A Notes are hereby amended and restated as set forth in the form of Class A-Refi Notes comprising Exhibit A-1 and Exhibit A-2 hereto. The Issuer hereby authorizes and issues the Class A-Refi Notes and directs the Trustee to authenticate such Class A-Refi Notes.

(d)               Notwithstanding anything to the contrary in the Indenture, the $2,000,000 of proceeds from the Additional Class A-Refi Note Amount (the “Class A-Refi Additional Amount Proceeds”) will be employed to redeem the Existing Class B Notes as set forth in Section 2(a) below.

SECTION 2. REFINANCING OF CLASS B NOTES.

(a)                The Existing Class B Notes (with a principal amount of $12,000,000) are hereby being redeemed pursuant to an Optional Redemption by Refinancing, as set forth in Article IX of the Indenture (as supplemented hereby). The Issuer hereby issues $10,000,000 of refinancing Class B-Refi Notes, the proceeds of which will constitute the “Class B Redemption Proceeds”. The Issuer hereby directs the Trustee to use the Class B Redemption Proceeds, along with the Class A-Refi Additional Amount Proceeds, to redeem the Existing Class B Notes.

(b)               The Class B-Refi Notes shall have a principal amount of $10,000,000 but will otherwise be subject to the same terms and conditions as the Existing Class B Notes (as such terms and conditions are modified herein).

(c)                The Class B-Refi Notes shall be in the form set forth as Exhibit B hereto.

(d)               Upon issuance of the Class B-Refi Notes and redemption in full of the Existing Class B Notes, all references in the Indenture to the Class B Notes shall apply mutatis mutandis to the Class B-Refi Notes.

SECTION 3. AMENDMENTS TO INDENTURE.

(a)                Section 1.1 of the Indenture is hereby amended by amending and restating the definition of Class A Notes as follows:

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“Class A Notes”: Prior to the Third Supplemental Indenture Date, the Class A Senior Secured Floating Rate Notes issued pursuant to this Indenture and the First Supplemental Indenture and, on and after the Third Supplemental Indenture Date, the Class A-Refi Notes.

(b)               Section 1.1 of the Indenture is hereby amended by adding the following definition in the appropriate alphabetical order:

“Class A-Refi Notes”: The Class A-Refi Senior Secured Floating Rate Notes issued pursuant to the Third Supplemental Indenture having the characteristics specified in Section 2.3.

(c)                Section 1.1 of the Indenture is hereby amended by amending and restating the definition of Class B Notes as follows:

“Class B Notes”: Prior to the Third Supplemental Indenture Date, the Class B Senior Secured Floating Rate Notes issued pursuant to this Indenture and the First Supplemental Indenture and, on and after the Third Supplemental Indenture Date, the Class B-Refi Notes.

(d)               Section 1.1 of the Indenture is hereby amended by adding the following definition in the appropriate alphabetical order:

“Class B-Refi Notes”: The Class B-Refi Senior Secured Floating Rate Notes issued pursuant to the Third Supplemental Indenture having the characteristics specified in Section 2.3.

(e)                Section 1.1 of the Indenture is hereby amended by amending the definition of “Reinvestment Period” by replacing the date “July 20, 2017” appearing in clause (i) thereof with the date “July 20, 2018”.

(f)                Section 1.1 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Third Supplemental Indenture”: That certain Supplemental Indenture No. 3, dated as of October 20, 2016, entered into by the Issuer and the Trustee.

“Third Supplemental Indenture Date”: October 20, 2016.

“Third Supplemental Indenture Refinancing”: That certain Refinancing of the Class B Notes for Class B-Refi Notes and the Class A Notes for the Class A-Refi Notes effected pursuant to the Third Supplemental Indenture.

(g)               Section 1.1 of the Indenture is hereby amended by amending and restating the definition of “Weighted Average Life Test” in its entirety as follows:

“Weighted Average Life Test”: A test satisfied on any date of determination if the Weighted Average Life of the Collateral Obligations as of such date is less than or equal to (i) 6.0 less (ii) (x) 0.25 multiplied by (y) the aggregate number of quarter-year periods that have elapsed since July 20, 2016.

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(h)               Section 1.2 of the Indenture is hereby amended by adding the following words to the end thereof: “and the Third Supplemental Indenture”.

(i)                Section 2.3 of the Indenture is hereby amended by amending and restating the second paragraph thereof in its entirety as follows:

“Such Notes shall be divided into the Classes, having the designations, original principal amounts and other characteristics as follows:

Class Designation	A	A-Refi	B	B-Refi	Subordinated
Principal Amount[1]	Refinanced	U.S.$205,000,000	Refinanced	U.S.$10,000,000	U.S.$135,000,000
Stated Maturity	N/A	July 20, 2023	N/A	July 20, 2023	July 20, 2023
Fixed Rate Note	N/A	No	N/A	No	N/A
Interest Rate:
Floating Rate Note	N/A	Yes	N/A	Yes	N/A
Index	N/A	LIBOR	N/A	LIBOR	N/A
Index Maturity	N/A	3 month[2]	N/A	3 month[2]	N/A
Spread	N/A	1.90%[3]	N/A	2.40%	N/A
Initial Rating(s):
S&P	N/A	AAA	N/A	AA+	None
Moody’s	N/A	Aaa	N/A	Aa1	None
Priority Classes	N/A	None	N/A	A	A, B
Pari Passu Classes	N/A	None	N/A	None	None
Junior Classes	N/A	B, Subordinated	N/A	Subordinated	None
Listed Notes	N/A	Yes	N/A	Yes	No
Interest deferrable	N/A	No	N/A	No	N/A

1       As of the date of the Third Supplemental Indenture.

2       LIBOR shall be calculated by reference to three-month LIBOR, in accordance with the definition of LIBOR set forth in Exhibit C hereto.

3       For the Interest Accrual Period in which the First Supplemental Indenture Date occurs, the spread for the Class A Notes shall equal 2.40% for each day prior to the First Supplemental Indenture Date and shall equal 1.74% for the First Supplemental Indenture Date and each day thereafter.

         For the Interest Accrual Period in which the Third Supplemental Indenture Date occurs, the spread for the Class A Notes shall equal 1.74% for each day prior to the Third Supplemental Indenture Date and shall equal 1.90% for the Third Supplemental Indenture Date and each day thereafter.

(j)                 Section 2.5(e) of the Indenture is hereby amended and restated in its entirety as follows:

“Notwithstanding anything contained herein to the contrary, no Class B-Refi Note or Subordinated Note may be transferred by a Person from which the Issuer is disregarded as separate for U.S. federal income tax purposes unless written advice from Dechert LLP or an Opinion of Counsel from tax counsel of nationally recognized standing in the United States experienced in such matters is delivered to the Trustee, in form and substance satisfactory to the Collateral Manager, to the effect that any Class of Secured Note held by such Person immediately prior to such transfer will be characterized as indebtedness for U.S. federal income tax purposes immediately following such transfer.”

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(k)               Section 2.5(g)(i) of the Indenture is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

“If a holder of a Certificated Secured Note wishes at any time to exchange its interest in such Certificated Secured Note for an interest in corresponding Global Secured Note or if a holder of a Certificated Secured Note wishes at any time to transfer such Certificated Secured Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a corresponding Global Secured Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such Certificated Secured Note for a beneficial interest in a corresponding Global Secured Note.”

(l)                 Section 9.2(a) of the Indenture is hereby amended and restated in its entirety as follows:

The Secured Notes shall be redeemable by the Issuer at the written direction of a Majority of the Subordinated Notes (and in the case of a Refinancing, so long as the Class A Notes remain Outstanding, with the consent of the Holders of the Class A Notes), as follows: (i) the Secured Notes shall be redeemed in whole (with respect to all Classes of Secured Notes) but not in part on any Payment Date after the end of the Non-Call Period from Sale Proceeds and/or Refinancing Proceeds or (ii) the Secured Notes shall be redeemed in part by Class from Refinancing Proceeds on any Payment Date after the end of the Non-Call Period (other than in the case of the Third Supplemental Indenture Refinancing) as long as the Class of Secured Notes to be redeemed represents not less than the entire Class of such Secured Notes. In connection with any such redemption, the Secured Notes shall be redeemed at the applicable Redemption Prices and a Majority of Subordinated Notes must provide the above described written direction (and the Holders of the Class A Notes the above described consent in the case of a Refinancing) to the Issuer and the Trustee not later than 45 days prior to the Payment Date on which such redemption is to be made (other than in the case of the Third Supplemental Indenture Refinancing, which may be effected without such notice); provided that all Secured Notes to be redeemed must be redeemed simultaneously.

(m)             Section 9.2(e) of the Indenture is hereby amended by amending and restating clauses (ii) and (iii) and adding the following clause (iv) to the end thereof as follows:

“(ii) the Sale Proceeds, Refinancing Proceeds and other available funds are used (to the extent necessary) to make such redemption, (iii) the agreements relating to the Refinancing contain limited recourse and non-petition provisions equivalent (mutatis mutandis) to those contained in Section 13.1(b) and Section 2.7(i) and (iv) so long as the Class A Notes remain Outstanding, the Holders of the Class A Notes consent to such Refinancing.”

(n)               Section 9.2(f) of the Indenture is hereby amended by (i) deleting the word “and” after the words “being refinanced” appearing in the 24th line thereof and (ii) adding the following clause (xii) to the end thereof:

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“and (xii) so long as the Class A Notes remain Outstanding, the Holders of the Class A Notes consent to such Refinancing.”

(o)               Section 9.2(h) is hereby amended by adding the phrase “(other than in the case of the Third Supplemental Indenture Refinancing, which may be effected without such notice)” following the words “and the applicable Redemption Prices” appearing in the fourth line thereof.

(p)               Section 9.4(a) of the Indenture is hereby amended and restated in its entirety as follows:

In the event of any redemption pursuant to Section 9.2, the written direction of the Holders of the Subordinated Notes and/or the Collateral Manager (as applicable) required thereby (and in the case of a Refinancing, so long as the Class A Notes remain Outstanding, the consent of the Holders of the Class A Notes) shall be provided to the Issuer, the Trustee and the Collateral Manager not later than 45 days prior to the Payment Date on which such redemption is to be made (which date shall be designated in such notice), other than in the case of the Third Supplemental Indenture Refinancing, which may be effected without such notice. In the event of any redemption pursuant to Section 9.2 or 9.3, a notice of redemption shall be given by the Trustee by overnight delivery service, postage prepaid, mailed not later than nine Business Days prior to the applicable Redemption Date, to each Holder of Notes, at such Holder’s address in the Register and each Rating Agency (other than in the case of the Third Supplemental Indenture Refinancing, which may be effected without such notice). In addition, for so long as any Listed Notes are listed on the Irish Stock Exchange and so long as the guidelines of such exchange so require, notice of redemption pursuant to Section 9.2 or 9.3 shall also be given to the Holders thereof by publication on the Irish Stock Exchange via the Companies Announcement Office (other than in the case of the Third Supplemental Indenture Refinancing, which may be effected without such notice).

(q)               Schedule 3 to the Indenture is hereby amended and restated in its entirety in the form of Exhibit C attached hereto.

(r)                 Schedule 6 of the Indenture is hereby amended and restated in its entirety in the form of Exhibit D attached hereto.

SECTION 4. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Indenture shall remain in full force and effect. This Third Supplemental Indenture shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture other than as expressly set forth herein and shall not constitute a novation of the Indenture.

SECTION 5. REPRESENTATIONS.

The Issuer represents and warrants as of the date of this Third Supplemental Indenture as follows:

(a)                it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

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(b)               the execution, delivery and performance by it of this Third Supplemental Indenture are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws or other organizational documents, or (B) any applicable law or regulation;

(c)                no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Third Supplemental Indenture by or against it;

(d)               this Third Supplemental Indenture has been duly executed and delivered by it; and

(e)                this Third Supplemental Indenture constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

SECTION 6. CONDITIONS TO EFFECTIVENESS.

Pursuant to Section 8.2 of the Indenture, the effectiveness of this Third Supplemental Indenture is conditioned upon (a) obtaining consent of 100% of each Class of Secured Notes, (b) obtaining consent of 100% of the Subordinated Notes, (c) obtaining the consent of the Collateral Manager, (d) obtaining the consent of the Collateral Administrator and (e) delivering to the Trustee an Opinion of Counsel pursuant to Section 8.3(d) of the Indenture.

SECTION 7. CONSENT AND WAIVER OF COLLATERAL MANAGER.

GC Advisors LLC, as Collateral Manager hereby (i) consents to the amendments set forth in this Third Supplemental Indenture and (ii) waives any and all rights it may have to any notices and notice periods in respect of the Third Supplemental Indenture, including but not limited to any notices and notice periods (both before and after the execution of the Third Supplemental Indenture) set forth in Section 8.2 of the Indenture.

SECTION 8. CONSENT AND WAIVER OF COLLATERAL ADMINISTRATOR.

U.S. Bank National Association as Collateral Administrator hereby (i) consents to the amendments set forth in this Third Supplemental Indenture and (ii) waives any and all rights it may have to any notices in respect of the Third Supplemental Indenture, including but not limited to any notices (both before and after the execution of the Third Supplemental Indenture) set forth in Section 8.3(a) of the Indenture.

SECTION 8. DIRECTION AND RELEASE.

Notwithstanding anything to the contrary herein, each of the Issuer and the Collateral Manager (i) acknowledges that the Trustee enjoys all the rights and protections granted to it under the Indenture, (ii) directs the Trustee to enter into, execute and deliver this Third Supplemental Indenture and (iii) agrees that the Trustee shall be fully protected in relying upon the foregoing direction.

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SECTION 9. MISCELLANEOUS.

(a)                This Third Supplemental Indenture may be executed in any number of counterparts (including by facsimile, transmission of a “.pdf” copy or other electronic means) and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)               The descriptive headings of the various sections of this Third Supplemental Indenture are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)                This Third Supplemental Indenture may not be amended or otherwise modified except as provided in the Indenture.

(d)               The failure or unenforceability of any provision hereof shall not affect the other provisions of this Third Supplemental Indenture.

(e)                Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)                The Trustee accepts the amendments to the Indenture as set forth in this Third Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Issuer and, except as provided in the Indenture, the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Third Supplemental Indenture and makes no representation with respect thereto.

(g)               Each of the parties hereto hereby waives any requirement of notice of this Third Supplemental Indenture within a certain time frame prior to execution (as set forth under Section 8.3 of the Indenture).

(h)               This Third Supplemental Indenture represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(i)                 THIS THIRD SUPPLEMENTAL INDENTURE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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(j)                 Notwithstanding any other provision of the Indenture, as supplemented by the Third Supplemental Indenture, the obligations of the Issuer under the Notes and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets and following realization of the Assets, and application of the proceeds thereof in accordance with the Indenture, all obligations of and any claims against the Issuer hereunder or in connection herewith after such realization shall be extinguished and shall not thereafter revive. No recourse shall be had against any Officer, director, manager, partner, member, employee, shareholder, authorized Person or incorporator of the Issuer, the Collateral Manager or their respective Affiliates, successors or assigns for any amounts payable under the Notes or the Indenture as supplemented by the Third Supplemental Indenture. It is understood that the foregoing provisions of this paragraph (i) shall not (i) prevent recourse to the Assets for the sums due or to become due under any security, instrument or agreement which is part of the Assets or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by the Indenture, as supplemented by the Third Supplemental Indenture, until such Assets have been realized. It is further understood that the foregoing provisions of this paragraph (i) shall not limit the right of any Person to name the Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or the Indenture, as supplemented by the Third Supplemental Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

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IN WITNESS WHEREOF, the undersigned have caused this Third Supplemental Indenture to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Executed as a deed by:

GOLUB CAPITAL BDC 2010-1 LLC,
as the Issuer

By: Golub Capital BDC, Inc., its designated manager

By: /s/ David B. Golub

Name: David B. Golub
Title: Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Leslie H. Hundley

Name: Leslie H. Hundley
Title: Vice President

Acknowledged and Agreed to:

GC ADVISORS LLC,

as Collateral Manager

By: /s/ David B. Golub

Name: David B. Golub
Title: Vice Chairman

Acknowledged and Agreed to:

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Administrator

By: /s/ Leslie H. Hundley

Name: Leslie H. Hundley
Title: Vice President

Exhibit A-1

FORM of Global Class A-REFI Note

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
CLASS A-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS NOTE (THIS “NOTE’) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. A-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

Ex. A-1-2

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]1

1 For Regulation S Notes only.

Ex. A-1-3

GOLUB CAPITAL BDC 2010-1 LLC

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
CLASS A-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

A-Refi/[R][S]-1	[DATE]

CUSIP No.: [38172YAN7][2][U38257AG3][3]	Up to U.S.$[205,000,000]

ISIN No.: [US38172YAN76]4[USU38257AG39]5

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on July 20, 2023 (the “Stated Maturity”) except as provided below and in the Indenture. The obligations of the Issuer under this Class A-Refi Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if any such day is not a Business Day, the next succeeding Business Day), at the rate set forth in the Indenture on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class A-Refi Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Interest will cease to accrue on each Class A-Refi Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class A-Refi Note is called for redemption and principal payments hereon are not paid upon surrender of this Class A-Refi Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class A-Refi Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class A-Refi Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class A-Refi Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class A-Refi Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

2 Rule 144A Global Class A Note.

3 Regulation S Global Class A Note.

4 Rule 144A Global Class A Note.

5 Regulation S Global Class A Note.

Ex. A-1-4

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class A-Refi Senior Secured Floating Rate Notes due 2023 (the “Class A-Refi Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2013 and October 20, 2016, the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010 and as supplemented pursuant to Supplemental Indenture No. 1, dated as of February 15, 2013, Supplemental Indenture No. 2, dated as of June 25, 2015 and Supplemental Indenture No. 3, dated as of October 20, 2016 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class A-Refi Notes, payments of interest on Secured Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class A-Refi Notes, or one or more predecessor Class A-Refi Notes, registered as such at the close of business on the relevant Record Date.

Transfers of this [Rule 144A][Regulation S] Global Secured Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of the DTC or to a successor of the DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note will be transferable in accordance with the DTC’s rules and procedures in use at such time.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

Ex. A-1-5

The Issuer, the Trustee and any agent of the Issuer or the Trustee shall treat the Person in whose name this Note is registered as the owner of this Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Note (whether or not this Note is overdue) and, except as otherwise expressly provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Class A-Refi Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding [Regulation S][Rule 144A] Global Secured Note subject to the restrictions as set forth in the Indenture. This [Rule 144A][Regulation S] Global Secured Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

Upon redemption, exchange of or increase in any interest represented by this [Rule 144A][Regulation S] Global Secured Note, this [Rule 144A][Regulation S] Global Secured Note shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Class A-Refi Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

Ex. A-1-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________

Name:
Title:

Ex. A-1-7

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-Refi Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Signatory

Ex. A-1-8

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The outstanding principal amount of the Class A-Refi Notes represented by this [Rule 144A][Regulation S] Global Secured Note on the Closing Date is U.S.$[205,000,000]. The following exchanges, redemptions of or increase in the whole or a part of the Class A-Refi Notes represented by this [Rule 144A][Regulation S] Global Secured Note have been made:

Date exchange/ increase made	Original principal amount of this [Rule 144A][Regulation S] Global Secured Note	Part of principal amount of this [Rule 144A][Regulation S] Global Secured Note exchanged/redeemed/ increased	Remaining principal amount of this [Rule 144A][Regulation S] Global Secured Note following such exchange/redemption/ increase	Notation made by or on behalf of the Issuer

Ex. A-1-9

Exhibit A-2

FORM OF CERTIFICATED CLASS A-REFI NOTE

CERTIFICATED NOTE
representing
CLASS A-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. A-2-1

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

Ex. A-2-2

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

Ex. A-2-3

GOLUB CAPITAL BDC 2010-1 LLC

CERTIFICATED NOTE
representing
CLASS A-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

A-Refi/R-1	[DATE]

CUSIP No.: [38172YAP2]	U.S.$[______________]

ISIN No.: [US38172YAP25]

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [____________________], or its registered assigns, upon presentation and surrender of this Class A-Refi Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [__________________] United States Dollars (U.S.$[___________]) on July 20, 2023 (the “Stated Maturity”), except as provided below and in the Indenture. The obligations of the Issuer under this Class A-Refi Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day), at the rate set forth in the Indenture on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class A-Refi Note (or one or more predecessor Class A-Refi Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Interest will cease to accrue on each Class A-Refi Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class A-Refi Note is called for redemption and principal payments hereon are not paid upon surrender of this Class A-Refi Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class A-Refi Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class A-Refi Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class A-Refi Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class A-Refi Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Class A-Refi Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. A-2-4

This Note is one of a duly authorized issue of Class A-Refi Senior Secured Floating Rate Notes due 2023 (the “Class A-Refi Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2013 and October 20, 2016 the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010 and supplemented pursuant to that Supplemental Indenture No. 1, dated as of February 15, 2013, Supplemental Indenture No. 2, dated as of June 25, 2015 and Supplemental Indenture No. 3, dated as of October 20, 2016 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Class A-Refi Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class A-Refi Notes, payments of interest on such Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class A-Refi Notes, or one or more predecessor Class A-Refi Notes, registered as such at the close of business on the relevant Record Date.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a Tax Redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

The Issuer, the Trustee, and any agent of the Issuer or the Trustee shall treat the Person in whose name this Class A-Refi Note is registered as the owner of this Class A-Refi Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Class A-Refi Note (whether or not this Class A-Refi Note is overdue) and, except as otherwise expressly provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

Ex. A-2-5

If an Event of Default shall occur and be continuing, the Class A-Refi Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class A-Refi Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Class A-Refi Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

Ex. A-2-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________

Name:
Title:

Ex. A-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-Refi Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Signatory

Ex. A-2-8

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

___________________________________________

___________________________________________
Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

the within Security and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date: _______________	Your Signature	__________________________
(Sign exactly as your name
appears in the security)

Ex. A-2-9

Exhibit B-1

FORM of Global Class B-Refi Note

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
CLASS B-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. B-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

Ex. B-1-2

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]6

THIS NOTE MAY HAVE BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE ISSUER WILL PROMPTLY PROVIDE TO ANY HOLDER OF THE NOTE INFORMATION REGARDING (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE ISSUER AT 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: David Golub, facsimile No. (312) 201-9167.

6 For Regulation S Notes only.

Ex. B-1-3

GOLUB CAPITAL BDC 2010-1 LLC

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
CLASS B-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

B-Refi/[R][S]-1	[DATE]

CUSIP No.: [38172YAQ0][7][U38257AH1][8]	Up to U.S.$[10,000,000]

ISIN No.: [US38172YAQ08]9[USU38257AH12]10

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on July 20, 2023 (the “Stated Maturity”) except as provided below and in the Indenture. The obligations of the Issuer under this Class B-Refi Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if any such day is not a Business Day, the next succeeding Business Day), at the rate equal to LIBOR plus 2.40% per annum on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class B-Refi Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Payments of principal of and interest on this Class B-Refi Note are subordinated to the payment on each Payment Date of certain other amounts in accordance with the Priority of Payments and Section 13.1 of the Indenture.

Interest will cease to accrue on each Class B-Refi Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class B-Refi Note is called for redemption and principal payments hereon are not paid upon surrender of this Class B-Refi Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class B-Refi Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class B-Refi Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class B-Refi Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class B-Refi Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

7 Rule 144A Global Class B-R Note.

8 Regulation S Global Class B-R Note.

9 Rule 144A Global Class B-R Note.

10 Regulation S Global Class B-R Note.

Ex. B-1-4

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class B-Refi Senior Secured Floating Rate Notes due 2023 (the “Class B-Refi Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2013 and October 20, 2016, the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010 and supplemented pursuant to that Supplemental Indenture No.1, dated as of February 15, 2013, Supplemental Indenture No. 2, dated as of June 25, 2015 and Supplemental Indenture No. 3, dated as of October 20, 2016 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class B-Refi Notes, payments of interest on Secured Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class B-Refi Notes, or one or more predecessor Class B-Refi Notes, registered as such at the close of business on the relevant Record Date.

Transfers of this [Rule 144A][Regulation S] Global Secured Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of the DTC or to a successor of the DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note will be transferable in accordance with the DTC’s rules and procedures in use at such time.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

Ex. B-1-5

The Issuer, the Trustee and any agent of the Issuer or the Trustee shall treat the Person in whose name this Note is registered as the owner of this Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Note (whether or not this Note is overdue) and, except as otherwise expressly provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Class B-Refi Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding [Regulation S][Rule 144A] Global Secured Note subject to the restrictions as set forth in the Indenture. This [Rule 144A][Regulation S] Global Secured Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

Upon redemption, exchange of or increase in any interest represented by this [Rule 144A][Regulation S] Global Secured Note, this [Rule 144A][Regulation S] Global Secured Note shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Class B-Refi Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

Ex. B-1-6

- signature page follows -

Ex. B-1-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________

Name:
Title:

Ex. B-1-8

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-Refi Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Signatory

Ex. B-1-9

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The outstanding principal amount of the Class B-Refi Notes represented by this [Rule 144A][Regulation S] Global Secured Note on the Closing Date is U.S.$[10,000,000]. The following exchanges, redemptions of or increase in the whole or a part of the Class B-Refi Notes represented by this [Rule 144A][Regulation S] Global Secured Note have been made:

Date exchange/ increase made	Original principal amount of this [Rule 144A][Regulation S] Global Secured Note	Part of principal amount of this [Rule 144A][Regulation S] Global Secured Note exchanged/redeemed/ increased	Remaining principal amount of this [Rule 144A][Regulation S] Global Secured Note following such exchange/redemption/ increase	Notation made by or on behalf of the Issuer

Ex. B-1-10

Exhibit B-2

FORM OF CERTIFICATED CLASS B-REFI NOTE

CERTIFICATED NOTE
representing
CLASS B-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. B-2-1

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

Ex. B-2-2

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

THIS NOTE MAY HAVE BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE ISSUER WILL PROMPTLY PROVIDE TO ANY HOLDER OF THE NOTE INFORMATION REGARDING (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE ISSUER AT 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: David Golub, facsimile No. (312) 201-9167.

Ex. B-2-3

GOLUB CAPITAL BDC 2010-1 LLC

CERTIFICATED NOTE
representing
CLASS B-REFI SENIOR SECURED FLOATING RATE NOTES DUE 2023

B-Refi/R-1	[DATE]

CUSIP No.: [38172YAR8]	U.S.$[______________]

ISIN No.: [US38172YAR80]

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [____________________], or its registered assigns, upon presentation and surrender of this Class B-Refi Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [__________________] United States Dollars (U.S.$[___________]) on July 20, 2023 (the “Stated Maturity”), except as provided below and in the Indenture. The obligations of the Issuer under this Class B-Refi Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day), at the rate equal to LIBOR plus 2.40% per annum on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class B-Refi Note (or one or more predecessor Class B-Refi Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Payments of principal of and interest on this Class B-Refi Note are subordinated to the payment on each Payment Date of certain other amounts in accordance with the Priority of Payments and Section 13.1 of the Indenture.

Interest will cease to accrue on each Class B-Refi Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class B-Refi Note is called for redemption and principal payments hereon are not paid upon surrender of this Class B-Refi Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class B-Refi Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class B-Refi Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class B-Refi Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class B-Refi Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Ex. B-2-4

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Class B-Refi Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Class B-Refi Senior Secured Floating Rate Notes due 2023 (the “Class B-Refi Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2103 and October 20, 2016, the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010, as supplemented pursuant to that Supplemental Indenture No. 1, dated as of February 15, 2013, Supplemental Indenture No. 2, dated as of June 25, 2015 and Supplemental Indenture No. 3, dated as of October 20, 2016 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Class B-Refi Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class B-Refi Notes, payments of interest on such Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class B-Refi Notes, or one or more predecessor Class B-Refi Notes, registered as such at the close of business on the relevant Record Date.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a Tax Redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

The Issuer, the Trustee, and any agent of the Issuer or the Trustee shall treat the Person in whose name this Class B-Refi Note is registered as the owner of this Class B-Refi Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Class B-Refi Note (whether or not this Class B-Refi Note is overdue) and, except as otherwise provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

Ex. B-2-5

If an Event of Default shall occur and be continuing, the Class B-Refi Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class B-Refi Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Class B-Refi Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

Ex. B-2-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________

Name:
Title:

Ex. B-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-Refi Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Signatory

Ex. B-2-8

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

___________________________________________

___________________________________________
Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

the within Security and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date: _______________	Your Signature	__________________________
(Sign exactly as your name appears
in the security

Ex. B-2-9

Exhibit C

Schedule 3

S&P Industry Classifications

Industry Code	Description	Industry Code	Description
1020000	Energy Equipment & Services	5110000	Beverages
1030000	Oil, Gas & Consumable Fuels	5120000	Food Products
2020000	Chemicals	5130000	Tobacco
2030000	Construction Materials	5210000	Household Products
2040000	Containers & Packaging	5220000	Personal Products
2050000	Metals & Mining	6020000	Health Care Equipment & Supplies
2060000	Paper & Forest Products	6030000	Health Care Providers & Services
3020000	Aerospace & Defense	9551729	Health Care Technology
3030000	Building Products	6110000	Biotechnology
3040000	Construction & Engineering	6120000	Pharmaceuticals
3050000	Electrical Equipment	9551727	Life Sciences Tools & Services
3060000	Industrial Conglomerates	7011000	Banks
3070000	Machinery	7020000	Thrifts & Mortgage Finance
3080000	Trading Companies & Distributors	7110000	Diversified Financial Services
3110000	Commercial Services & Supplies	7120000	Consumer Finance
9612010	Professional Services	7130000	Capital Markets
3210000	Air Freight & Logistics	7210000	Insurance
3220000	Airlines	7311000	Real Estate Investment Trusts (REITs)
3230000	Marine	7310000	Real Estate Management & Development
3240000	Road & Rail	8020000	Internet Software & Services
3250000	Transportation Infrastructure	8030000	IT Services
4011000	Auto Components	8040000	Software
4020000	Automobiles	8110000	Communications Equipment
4110000	Household Durables	8120000	Technology Hardware, Storage & Peripherals
4120000	Leisure Products	8130000	Electronic Equipment, Instruments & Components
4130000	Textiles, Apparel & Luxury Goods	8210000	Semiconductors & Semiconductor Equipment
4210000	Hotels, Restaurants & Leisure	9020000	Diversified Telecommunication Services
9551701	Diversified Consumer Services	9030000	Wireless Telecommunication Services
4310000	Media	9520000	Electric Utilities
4410000	Distributors	9530000	Gas Utilities
4420000	Internet and Catalog Retail	9540000	Multi-Utilities
4430000	Multiline Retail	9550000	Water Utilities
4440000	Specialty Retail	9551702	Independent Power and Renewable Electricity Producers
5020000	Food & Staples Retailing

Exhibit D

Schedule 6

S&P RECOVERY RATE TABLES

1.

(a)       (i) If a Collateral Obligation has an S&P Recovery Rating the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

		Initial Liability Rating
		“AAA”	“AA”	“A”	“BBB”	“BB”	“B” / “CCC”
S&P Recovery Rating of a Collateral Obligation	Recovery range from S&P’s published reports*
1+	100	75%	85%	88%	90%	92%	95%
1	90-99	65%	75%	80%	85%	90%	95%
2	80-89	60%	70%	75%	81%	86%	89%
2	70-79	50%	60%	66%	73%	79%	79%
3	60-69	40%	50%	56%	63%	67%	69%
3	50-59	30%	40%	46%	53%	59%	59%
4	40-49	27%	35%	42%	46%	48%	49%
4	30-39	20%	26%	33%	39%	39%	39%
5	20-29	15%	20%	24%	26%	28%	29%
5	10-19	5%	10%	15%	19%	19%	19%
6	0-9	2%	4%	6%	8%	9%	9%
		Recovery rate

*If a recovery range is not available for a given loan with a recovery rating of “2” through “5,” the lower range for the applicable recovery rating should be assumed.

(ii)       If (x) a Collateral Obligation does not have an S&P Recovery Rating and such Collateral Obligation is a senior unsecured loan, second lien loan or senior unsecured bond and (y) the issuer of such Collateral Obligation has issued another debt instrument that is outstanding and senior to such Collateral Obligation that is a Senior Secured Loan, senior secured note or senior secured bond (a “Senior Secured Debt Instrument”) that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

For Collateral Obligations Domiciled in Group A

	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” / “CCC”
S&P Recovery Rating of the Senior Secured Debt Instrument
1+	18%	20%	23%	26%	29%	31%
1	18%	20%	23%	26%	29%	31%
2	18%	20%	23%	26%	29%	31%
3	12%	15%	18%	21%	22%	23%
4	5%	8%	11%	13%	14%	15%
5	2%	4%	6%	8%	9%	10%
6	-%	-%	-%	-%	-%	-%
	Recovery rate

For Collateral Obligations Domiciled in Group B

	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” / “CCC”
S&P Recovery Rating of the Senior Secured Debt Instrument
1+	13%	16%	18%	21%	23%	25%
1	13%	16%	18%	21%	23%	25%
2	13%	16%	18%	21%	23%	25%
3	8%	11%	13%	15%	16%	17%
4	5%	5%	5%	5%	5%	5%
5	2%	2%	2%	2%	2%	2%
6	-%	-%	-%	-%	-%	-%
	Recovery rate

For Collateral Obligations Domiciled in Group C

	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” / “CCC”
S&P Recovery Rating of the Senior Secured Debt Instrument
1+	10%	12%	14%	16%	18%	20%
1	10%	12%	14%	16%	18%	20%
2	10%	12%	14%	16%	18%	20%
3	5%	7%	9%	10%	11%	12%
4	2%	2%	2%	2%	2%	2%
5	-%	-%	-%	-%	-%	-%
6	-%	-%	-%	-%	-%	-%
	Recovery rate

(iii)       If (x) a Collateral Obligation does not have an S&P Recovery Rating and such Collateral Obligation is a subordinated loan or subordinated bond and (y) the issuer of such Collateral Obligation has issued another debt instrument that is outstanding and senior to such Collateral Obligation that is a Senior Secured Debt Instrument that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

For Collateral Obligations Domiciled in Groups A and B

	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” / “CCC”
S&P Recovery Rating of the Senior Secured Debt Instrument
1+	8%	8%	8%	8%	8%	8%
1	8%	8%	8%	8%	8%	8%
2	8%	8%	8%	8%	8%	8%
3	5%	5%	5%	5%	5%	5%
4	2%	2%	2%	2%	2%	2%
5	-%	-%	-%	-%	-%	-%
6	-%	-%	-%	-%	-%	-%
	Recovery rate

For Collateral Obligations Domiciled in Group C

	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” / “CCC”
S&P Recovery Rating of the Senior Secured Debt Instrument
1+	5%	5%	5%	5%	5%	5%
1	5%	5%	5%	5%	5%	5%
2	5%	5%	5%	5%	5%	5%
3	2%	2%	2%	2%	2%	2%
4	-%	-%	-%	-%	-%	-%
5	-%	-%	-%	-%	-%	-%
6	-%	-%	-%	-%	-%	-%
	Recovery rate

(b)       If a recovery rate cannot be determined using clause (a), the recovery rate shall be determined using the following table.

Recovery rates for obligors Domiciled in Group A, B or C:

	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and “CCC”
Priority Category
Senior Secured Loans
Group A	50%	55%	59%	63%	75%	79%
Group B	39%	42%	46%	49%	60%	63%
Group C	17%	19%	27%	29%	31%	34%
Senior Secured Loans (Cov-Lite Loans)/Secured Bonds and Senior Secured Floating Rate Notes
Group A	41%	46%	49%	53%	63%	67%
Group B	32%	35%	39%	41%	50%	53%
Group C	17%	19%	27%	29%	31%	34%
Senior Unsecured Loans/bonds, Second Lien Loans, First Lien Last Out Loans
Group A	18%	20%	23%	26%	29%	31%
Group B	13%	16%	18%	21%	23%	25%
Group C	10%	12%	14%	16%	18%	20%
Subordinated loans/bonds
Group A	8%	8%	8%	8%	8%	8%
Group B	8%	8%	8%	8%	8%	8%
Group C	5%	5%	5%	5%	5%	5%

Recovery rate[11]

Group A:	Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, Luxembourg, The Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, U.K., U.S.

Group B:	Brazil, Dubai International Finance Centre, Italy, Mexico, South Africa, Turkey, United Arab Emirates.

Group C:	Kazakhstan, Russian Federation, Ukraine, others

11        For purposes of determining the S&P Recovery Rate of any loan the value of which is primarily derived from equity of the issuer thereof, such loan shall have either (i) the S&P Recovery Rate specified for senior Unsecured Loans or (ii) the S&P Recovery Rate determined by S&P on a case by case basis.